BULL & BEAR MUNICIPAL INCOME FUND, INC.

                 ----------------------------------------------

                    Notice of Annual Meeting of Stockholders

                 ----------------------------------------------


To the Stockholders:

         The Annual Meeting of Stockholders of Bull & Bear Municipal Income Fund, Inc. (the "Fund") will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, on Thursday, November 20, 1997 at 8:00 a.m., for the following purposes:

         1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

         2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on October 1, 1997 are entitled to receive notice of and to vote at the meeting.


                                         By Order of the Board of Directors



                                         William J. Maynard
                                         Secretary


New York, New York
October 20, 1997



      PLEASE VOTE NOW BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. Otherwise, the Fund may incur needless expense to solicit sufficient votes for the meeting.

                     BULL & BEAR MUNICIPAL INCOME FUND, INC.

                  ---------------------------------------------


                                 PROXY STATEMENT

                  ---------------------------------------------


                         Annual Meeting of Stockholders

                     to be held Thursday, November 20, 1997



         This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Bull & Bear Municipal Income Fund, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders ("Meeting") of the Fund to be held on Thursday, November 20, 1997 at 8:00 a.m. at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on October 1, 1997 are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of October 1, 1997, the Fund had 718,706.974 shares of common stock issued and outstanding. Stockholders of the Fund will vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders of record on or about October 22, 1997. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.



PROPOSAL 1:                ELECTION OF DIRECTORS


         The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund elect one Class I Director to serve for a one year term, one Class II Director to serve for a two year term, one Class III Director to serve for a three year term, one Class IV Director to serve for a four year term, and one Class V Director to serve for a five year term, and, in each case, until their respective successors are duly elected and qualified. The following table sets forth certain information concerning each of the nominees for Director of the Fund. Bassett S. Winmill is currently a Director of the Fund. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), is indicated by an asterisk.



Name, Principal                                                          Year
Occupation and Business                              Director            Term
Experience for Past Five Years                       Since               Expires
------------------------------                       --------            -------

CLASS I:

RUSSELL E. BURKE III -- He is President of
Russell E. Burke III, Inc. Fine Art,                 N/A                 1998
New York, New York. His address is 900 Park
Avenue, New York, New York 10021. He was born August 23, 1946.

CLASS II:

DAVID R. STACK -- He is a partner with the           N/A                 1999
law firm of McLaughlin & Stern, LLP. His address is Franklin Avenue, Millbrook, New
York 12545.  He was born January 24, 1957.

Name, Principal                                                          Year
Occupation and Business                              Director            Term
Experience for Past Five Years                       Since               Expires
------------------------------                       --------            -------
CLASS III:

MARK C. WINMILL* -- He is Co-President, Co-          N/A                 2000
Chief Executive Officer, and Chief Financial
Officer of the Fund, as well as the other investment companies ("Investment Company
Complex") advised by affiliates of Bull &
Bear Group, Inc. ("Group"), the parent
company of Bull & Bear Advisers, Inc.
("Investment Manager"), and of Group and certain of its affiliates. He also is Chairman of the Investment Manager and Investor Service Center, Inc. ("Investor
Service"), a registered broker/dealer and a subsidiary of Group, and President of Bull & Bear
Securities, Inc. ("BBSI"), a registered broker/ dealer and a subsidiary of Group. He is a son of Bassett S. Winmill and brother of Thomas B.
Winmill.  His address is 11 Hanover Square,
New York, New York 10005.  He was born November
26, 1957.

CLASS IV:

THOMAS B. WINMILL* -- He is Co-President,             N/A                2001
Co-Chief Executive Officer, and General
Counsel of the Fund, as well as the other investment companies in the Investment Company
Complex, and of Group and certain of its affiliates.
He also is President of the Investment Manager and Investor Service and Chairman of BBSI. He is a member of the New York State Bar and the SEC Rules
Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark
C. Winmill.  His address is 11 Hanover Square, New
York, New York 10005.  He is was born June 25, 1959.

CLASS V:

BASSETT S. WINMILL* -- He is Chairman of the          1984               2002
Board of the Fund, as well as other investment companies in the Investment Company Complex, and of Group. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.
His address is 11 Hanover Square, New York, New York
  10005.  He was born February 10, 1930.


         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for any one or more of the nominees. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected. Robert D. Anderson, Bruce B. Huber, James E. Hunt, Frederick A. Parker, Jr., and John B. Russell are currently Directors of the Fund; each such Director intends to resign from the Fund's Board upon the election and qualification of the nominees.

         The Fund has an audit committee comprised of all of its Directors, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year, although upon election of the nominees as proposed the audit committee shall be comprised of Russell E. Burke III, David R. Stack, and Thomas B. Winmill. The Fund has no standing nominating or compensation committee or any committee performing similar functions. Certain information concerning the Fund's Directors and executive officers and other relevant information is set forth in Exhibit A hereto.

         The Investment Manager is a wholly-owned subsidiary of Group, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager.

         The Fund pays its Directors who are not "interested persons" of the Fund an annual retainer of $2,500, and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing, or retirement plan. The Fund had five Board meetings and no committee meetings during the Fund's most recently completed fiscal year. Each Director attended all Board and committee meetings held during such year.

         The aggregate amount of compensation estimated to be paid to each Director or nominee by the Fund, and by all other funds in the Investment Company Complex for which such person is a Board member (the number of which is set forth in parenthesis next to each person's total compensation) for the year ending June 30, 1998, is as follows:


                                                  Total Compensation From Fund
                                Aggregate            and Investment Company
Name of                     Compensation from                Complex
Director/Nominee                the Fund            Paid to Director/Nominee
--------------------        -----------------     ----------------------------

Russell E. Burke III            $12,750                     $12,750 (0)
David R. Stack                  $12,750                     $12,750 (0)
Mark C. Winmill                    $0                          $0 (5)
Thomas B. Winmill                  $0                          $0 (8)
Bassett S. Winmill                 $0                          $0 (2)

Vote Required

         In as much as the election of each of the nominees was approved by the vote of a majority of the Board of Directors, the election of each of the nominees requires the affirmative vote of a plurality of the votes cast at the Meeting. As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.



PROPOSAL 2:     RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS


         The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal year ending December 31, 1997 at a Board meeting held on March 5, 1997.

         Accordingly, the selection by the Fund's Board of Tait, Weller & Baker as independent auditors for the fiscal year ending December 31, 1997 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager. Tait, Weller & Baker has acted as independent auditors of the Fund since 1989, and acts as independent auditors of Group. The Fund's Board believes that the employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Fund. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.


THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.

                                  OTHER MATTERS


         The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to solicit proxies on behalf of the Board for a fee estimated at $10,000 plus expenses.

         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

         In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.

         To the knowledge of the management of the Fund, no owner of record owned 5% or more of the outstanding shares of the Fund as of October 1, 1997.

         The Fund's Board is not aware of any other matters which may come before the Meeting. Should any such matters with respect to the Fund properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

         Proposals that stockholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent to and received by the Fund no later than June 30, 1998 at the principal executive offices of the Fund at 11 Hanover Square, New York, New York 10005, Attention:
William J. Maynard, Secretary.


     NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund, at its principal executive offices, to the attention of William J. Maynard, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated:  October 20, 1997

                                    EXHIBIT A


         The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

         STEVEN A. LANDIS - Senior Vice President. He is also Senior Vice President of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director-Proprietary Trading at Barclays de Zoete Wedd Securities Inc. and, from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

         JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer. He is also Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1992 to 1995, he held various positions with Coopers & Lybrand LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

         WILLIAM J. MAYNARD - Vice President and Secretary. He is also Vice President and Secretary of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1991 to 1994, he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He is a member of the New York State Bar. He was born September 13, 1964.

         The address of each executive officer of the Fund is 11 Hanover Square, New York, New York 10005.

         The following table presents certain information regarding the beneficial ownership of the Fund's shares as of October 1, 1997 by each officer and Director or nominee of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.



        Name of Officer or
        Director/Nominee                         Number of Shares
        ------------------                       ----------------

        Thomas B. Winmill                             16.730
        Bassett S. Winmill                         1,080.660
        Mark C. Winmill                               13.000

         Group and its subsidiaries, of which Bassett S. Winmill may be deemed a controlling person, also own in the aggregate 100.000 Fund shares. Mr. Winmill disclaims beneficial ownership of such shares.

                     BULL & BEAR MUNICIPAL INCOME FUND, INC.


         The undersigned stockholder of BULL & BEAR MUNICIPAL INCOME FUND, INC. (the "Fund") hereby appoints Thomas B. Winmill and William J. Maynard and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 1, 1997 at the Annual Meeting of Stockholders to be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York at 8:00 a.m. on Thursday, November 20, 1997, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

                          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. If shares are registered in more than one name, all should sign but if one signs, it binds the others.  When signing as attorney,
                          executor, administrator,  agent, trustee, or
                          guardian, please give full title as such. If
                          a corporation, please sign in full corporate
                          name  by  an   authorized   officer.   If  a
                          partnership, please sign in partnership name by an authorized person. To avoid the delay of adjourning the meeting, please return this proxy promptly in the enclosed postage paid envelope.



                          -------------------------
                          Signature(s)



                          -------------------------
                          Signature(s)



                          Dated:  ____________, 1997

         THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSALS BELOW UNLESS OTHERWISE INDICATED. Please make your choices below in blue or black ink. Example: [] Sign the form on the reverse side and return as soon as possible in the enclosed envelope.

         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH ANY NOMINEE'S NAME.

         1.       To elect nominees to the Board of Directors:

         Russell E. Burke III  David R. Stack  Mark C. Winmill
         Thomas B. Winmill   Bassett S. Winmill


                o    FOR All       o    WITHHOLD      o    FOR ALL EXCEPT
                     Nominees



         2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.


               |_|   FOR          |_|   AGAINST      |_|   ABSTAIN



         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment(s) thereof.